MONTEAGLE SELECT VALUE FUND

August 31, 2010 Supplement to
Prospectus Dated December 31, 2009

The purpose of this supplement is to update information concerning the Sub-Adviser of the Monteagle Select Value Fund and the Monteagle Funds Board of Trustee.  Carl C. Peterson has resigned his position as Chief Executive Officer of Parkway Advisors, L.P and his position as a Trustee of Monteagle Funds.  In light of such, portions of the prospectuses and the Statement of additional Information are being revised to read as follows.

PAGES 7 & 8 OF STANDALONE PROSPECTUS
PAGES 38 & 39 OF COMBINED PROSPECTUS

Sub-Adviser / Portfolio Managers

The Adviser [Nashville Capital Corporation] has the ultimate responsibility (subject to oversight by the Board) to oversee the Fund’s Sub-adviser and recommend its hiring, termination and replacement. The Adviser has entered into an investment sub-advisory agreement with Parkway Advisors, LP (“Parkway”), under which Parkway serves as the Fund’s Sub-adviser. The Adviser has retained Parkway to render advisory services and make daily investment decisions for the Fund. The day-to-day management of the Fund is performed by the portfolio managers employed by Parkway. Parkway is registered as an investment adviser under the Investment Advisers Act of 1940. Information regarding Parkway and the business experience and educational background of the Fund’s portfolio managers follow:

Parkway Advisors, LP (“Parkway”) is a wholly owned subsidiary of Directors Investment Group, Inc., a holding company of several businesses which include insurance companies. Prior to May 2001, Parkway was the investment management department of a related insurance company responsible for the management of assets for over 13 years. The investment management department spun out of the insurance company and organized Parkway in April of 2001.  Parkway has been registered with the Securities and Exchange Commission (“SEC”) as an investment adviser since May 16, 2001. As of September 30, 2009, Parkway manages client portfolios with assets in excess of $731 million. Theron R. Holladay, CFA, is the President and a Principal of Parkway.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the Sub-Advisory Agreement by and among the Trust, the Adviser and Parkway is available in the Fund’s semi-annual report for the period ended February 28, 2010.

Theron R. Holladay and Chad B. Hoes, a Portfolio Manager with Parkway, are jointly and primarily responsible for the day-to-day management of the Fund.  Parkway had managed the portfolio since March 2004. Messrs. Holladay and Hoes have worked together, at Parkway, for seven years.

Monteagle Select Value Fund
August 31, 2010 Supplement to
Prospectus Dated December 31, 2009
Continued,

Theron R. Holladay, CFA. Mr. Holladay attended Hardin-Simmons University and received a Bachelor of Business Administration degree in Finance in 1993. His business background for the preceding five years includes the following: Parkway Advisors, L.P., President and a Principal from 08/10 to present; Parkway Advisors, L.P., Chief Investment Officer from 04/01 to 08/10; Parkway Advisors Group, Inc., Vice President from 04/01 to present; Parkway Advisors Holdings, Inc., President from 08/10 to present; Parkway Advisors Holdings, Inc., Vice President from 04/01 to 08/10. Mr. Holladay is a Certified Financial Analyst.

Chad B. Hoes, Portfolio Manager.  Mr. Hoes attended Hardin-Simmons University and received a Bachelor of Business Administration with an emphasis in Finance in 2002.  His business background for the preceding five years includes the following: Parkway Advisors, L.P., Portfolio Manager from 05/06 to present; Larwel Industries, Inc. (a family steel fabricating plant) from 11/04 to 05/06; Parkway Advisors, L.P. prior thereto.

The Fund’s Statement of Additional Information contains further details about the portfolio managers’ compensation, other accounts they manage, and their ownership of Fund shares.

PAGES 23, 25, 26 & 30 OF THE STATEMENT OF ADDITIONAL INFORMATION

PAGE 23 Table listing of Trustees.

Carl C. Peterson is no longer at Trustee of Monteagle Funds and is to be removed from the table.

PAGE 25 Table on Trustee compensation

Carl C. Peterson is no longer at Trustee of Monteagle Funds and is to be removed from the table.

PAGE 26 Descriptions of Sub-Advisers

PARKWAY ADVISORS, LP ("PARKWAY"), located in Abilene Texas, subadvises the portfolio of the Monteagle Select Value Fund. Parkway has been registered with the SEC as an investment adviser since May 16, 2001. As of September 30, 2009, Parkway Advisors manages client portfolios with assets in excess of $731 million.  Theron R. Holladay is President and a Principal of PARKWAY.  Chad B. Hoes is a Portfolio Manager with PARKWAY. They are responsible for management of the portfolio. Parkway Advisors Group, Inc. ("PAGI"), as general partner, and Parkway Advisors Holdings, Inc. ("PAHI"), an affiliated company, as limited partner, own PARKWAY, a Delaware limited partnership. PAGI and PAHI are both wholly-owned subsidiaries of Directors Investment Group, Inc. ("DIG"). DIG also owns and/or controls numerous other subsidiary companies. Its operations are divided among companies involved in real estate, aviation, capital ventures and the like. None of the affiliate companies or holding company participates in the day-to-day management or the investment process of PARKWAY. Nashville Capital pays PARKWAY a sub-advisory fee equal to 0.50% per annum of the Fund's average daily net assets.

Monteagle Select Value Fund
August 31, 2010 Supplement to
Prospectus Dated December 31, 2009
Continued,

PAGE 30 Information concerning Portfolio Managers

Theron R. Holladay, President, and Chad B. Hoes of PARKWAY are responsible for management of the Monteagle Select Value Fund. The number of other accounts and the total assets in the accounts managed by Messrs. Holladay and Hoes as of August 31, 2009 are as follows:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED	TOTAL ASSETS OF ACCOUNTS MANAGED	NUMBER OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE
Chad B. Hoes	Registered investment companies: 0	$ 0	0	$ 0
	Pooled investment vehicles: 0	$ 0	0	$ 0
	Other accounts: 54	$730.8 million	0	$ 0

Theron R. Holladay	Registered investment companies: 0	$ 0	0	$ 0
	Pooled investment vehicles: 0	$ 0	0	$ 0
	Other accounts: 54	$730.8 million	0	$ 0

Except as otherwise negotiated, Parkway as the Sub-adviser has voluntarily waived its advisory fees to the extent and in the amount client assets are invested in the Fund, and Parkway does not receive duplicative compensation.

The compensation for Messrs. Holladay and Hoes is a fixed salary established by their board of directors. The Board may also grant a bonus, but there is no established formula for or expectation of a bonus. Investment performance and the ability to attract assets are among the factors the Board considers in establishing the salaries; however, compensation or bonuses are not based on the Fund's investment performance or the value of the Fund's assets.